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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C.   20549

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                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF

                         THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         NOVEMBER 19, 1996
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                                PREMIER PARKS INC.
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                (Exact name of registrant as specified in its charter)


     DELAWARE                        0-9789                   73-613774
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(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)

           11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 63131
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            (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (405) 475-2500
                                                  ----------------------------


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          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets

     On November 19, 1996, Premier Parks Inc. (the "Company") acquired substantially all of the assets of FRE, Inc. (Family Recreational Enterprises, Inc.) ("FRE") and Concord Entertainment Company ("Concord") used in the operation of two water parks, each called Waterworld USA, located in Sacramento, California and Concord, California, and a family entertainment center called Paradise Island, located in Sacramento, California, for an aggregate purchase price of $17,250,000 in cash (the "Purchase Price"), pursuant to an Asset Purchase Agreement, dated October 10, 1996, by and among the Company, a wholly-owned subsidiary of the Company, FRE and the shareholders thereof and an Asset Purchase Agreement, dated October 10, 1996, by and among the Company, a wholly-owned subsidiary of the Company, Concord, FRE, R&B Entertainment, LLC ("R&B") and the shareholders of FRE and the members of R&B.

     The Company funded the Purchase Price from cash from operations and a portion of the net proceeds received by the Company from its public offering of Common Stock in June 1996.


     Approximately $862,500 of the Purchase Price was placed in escrow for a period of 18 months to fund indemnification claims made by the Company. To the extent such claims exceed such escrow funds, the Company has indemnification rights against FRE, Concord, the shareholders of FRE, R&B and the members of R&B, not to exceed approximately $4.3 million in the aggregate.

                                         -2-

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ITEM 7.  Financial Statements and Exhibits

     (a) Financial Statements of FRE at December 31, 1995 and for the three years then ended and at September 30, 1996 and the nine-month period then ended -- incorporated by reference to the financial statements of FRE included in the Registrant's Registration Statement on Form S-2 (Reg No. 333-16573) (the "Registration Statement").

     (b) Financial Statements of Concord at December 31, 1995 and for the year then ended and at September 30, 1996, and the nine-month period then ended--incorporated by reference to the financial statements of FRE included in the Registration Statement.

     (c) Pro Forma financial statements at December 31, 1995 and for the year then ended and at September 30, 1996 and the nine-month period then ended will be filed by amendment promptly hereafter, but in no event later than 60 days following the date of this Report.

     (d)    The following documents are filed herewith as exhibits to this Form
8-K:

            10(a) Asset Purchase Agreement, dated as of October 10, 1996, among the Registrant, a subsidiary of the Registrant, FRE, Inc. (Family Recreational Enterprises, Inc.) ("FRE") and the shareholders of FRE listed on the signature page thereof -- incorporated by reference from Exhibit 10(r) to the Registration Statement.

              (b) Asset Purchase Agreement, dated as of October 10, 1996, among the Registrant, a subsidiary of the Registrant, Concord Entertainment Company, FRE, R&B Entertainment, LLC, the shareholders of FRE listed on the signature page thereof and the members of R&B listed on the signature page thereof -- incorporated by reference from Exhibit 10(s) to the Registration Statement.

                                         -3-

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 26, 1996

                                                PREMIER PARKS INC.



                                                By:   /s/ Kieran E. Burke
                                                  ---------------------------
                                                    Kieran E. Burke
                                                    Chairman of the Board and
                                                    Chief Executive Officer

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